EXHIBIT 10.1
FIRST AMENDMENT
          FIRST AMENDMENT, dated as of June 27, 2008 (this “Amendment”), to the Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006 (the “Existing Credit Agreement”), among LEAR CORPORATION, a Delaware corporation (the “U.S. Borrower”), certain Subsidiaries of LEAR CORPORATION, the several lenders from time to time parties hereto (the “Lenders”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as general administrative agent (the “General Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, certain lenders (the “Revolving Lenders”) have made revolving credit commitments in an aggregate principal amount of $1,700,000,000 to the U.S. Borrower pursuant to the Existing Credit Agreement (the “U.S. Revolving Credit Facility”) under which there is (i) a $750,000,000 multi-currency revolving credit subfacility (the “Multi-Currency Subfacility”) and (ii) a $200,000,000 Canadian revolving credit subfacility (the “Canadian Subfacility”; together with the U.S. Revolving Credit Facility and the Multi-Currency Subfacility, the “Revolving Credit Facilities”); and
          WHEREAS, the Borrower has requested, and the Required Refinancing Lenders (as defined below) and the General Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) certain Revolving Lenders (each, an “Extending Lender”) will extend the final scheduled termination date of each of their respective Revolving Credit Commitments to January 31, 2012 and (b) the Existing Credit Agreement will be amended as set forth herein;
          NOW, THEREFORE, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. As used in this Amendment (a) “Required Refinancing Lenders” means (i) the Majority Lenders (as defined in the Existing Credit Agreement) and (ii) each Extending Lender and (b) “Credit Agreement” means the Existing Credit Agreement as amended by this Amendment.
          SECTION 2. Extended Revolving Credit Commitments. (a) Subject to the terms and conditions set forth herein, each Extending Lender agrees to extend the final scheduled termination date of each of its Revolving Credit Commitments to January 31, 2012.
          (b) On the First Amendment Conversion Date (as defined below) (i) the U.S. Revolving Credit Commitments of each Extending Lender (or its lending affiliate) shall be reduced (the “Revolving Credit Commitment Reduction”) by [ ]%1 (the “Relevant Percentage”) of such Extending Lender’s U.S. Revolving Credit Commitments immediately prior to the First Amendment Conversion Date, it being understood that the U.S. Borrower may separately agree with any Extending Lender to waive or reduce the Relevant Percentage for such Extending Lender only, (ii) the aggregate amount of the Multicurrency Commitments shall be reduced to $400,000,000, with the Multicurrency Commitment of

[1]	33.33%; provided that if, based on a Revolving Credit Commitment Reduction of 33.33% the aggregate principal amount of U.S. Revolving Credit Commitments of Extending Lenders would be in excess of $1,000,000,000, the percentage shall be increased so that after giving effect to the Revolving Credit Commitment Reduction the aggregate principal amount of U.S. Revolving Credit Commitments of Extending Lenders is $1,000,000,000.

each Multicurrency Lender being reduced ratably, it being understood that the U.S. Borrower may separately agree with any Multicurrency Lender to waive or reduce such reduction for such Multicurrency Lender only, and (iii) the aggregate amount of the Canadian Revolving Credit Commitments shall be reduced to $100,000,000, with the Canadian Revolving Credit Commitment of each Canadian Lender being reduced ratably, it being understood that the Canadian Borrower may separately agree with any Canadian Lender to waive or reduce such reduction for such Canadian Lender only. The Multi-Currency Subfacility and the Canadian Subfacility shall as of the First Amendment Conversion Date each be allocated to the Tranche A U.S. Revolving Credit Facility. In order to give effect to the allocation of the Multi-Currency Subfacility and the Canadian Subfacility to the Tranche A U.S. Revolving Credit Facility, references in applicable provisions of the Credit Agreement (including, without limitation, subsection 2.5(a), (b) and (d) of the Credit Agreement) to U.S. Revolving Lenders, Non-Canadian Lenders and Non-Multicurrency Lenders shall be deemed to be references to such Lenders only to the extent they are Tranche A U.S. Revolving Lenders and references to U.S. Revolving Credit Loans shall be deemed to be references to Tranche A U.S. Revolving Credit Loans, in each case if appropriate (as determined by the General Administrative Agent in its sole discretion in a manner consistent with this Amendment).
          (c) As of the First Amendment Conversion Date, (i) the portion of the U.S. Revolving Credit Commitments under the U.S. Revolving Credit Facility held by the Extending Lenders will constitute the Tranche A portion of the U.S. Revolving Credit Facility (the “Tranche A U.S. Revolving Credit Facility”, and each U.S. Revolving Credit Loan thereunder a “Tranche A U.S. Revolving Credit Loan”); provided that the Tranche A U.S. Revolving Credit Facility may include the Tranche A U.S. Revolving Credit Commitments of an Assuming Lender pursuant to Section 2.6 of the Credit Agreement (and the term “Extending Lender” will include any Assuming Lender where applicable) and (ii) the portion of the U.S. Revolving Credit Commitments under the U.S. Revolving Credit Facility held by the Revolving Lenders which are not Extending Lenders (each, a “Declining Lender”) shall constitute the Tranche B portion of the U.S. Revolving Credit Facility (the “Tranche B U.S. Revolving Credit Facility”, and each U.S. Revolving Credit Loan thereunder a “Tranche B U.S. Revolving Credit Loan”). The Tranche A U.S. Revolving Credit Facility and the Tranche B. U.S. Revolving Credit Facility together shall constitute the U.S. Revolving Credit Facility, the Tranche A U.S. Revolving Credit Loans and the Tranche B U.S. Revolving Credit Loans together shall constitute the U.S. Revolving Credit Loans and each Lender’s commitment under the Tranche A U.S. Revolving Credit Facility and the Tranche B U.S. Revolving Credit Facility shall constitute such Lender’s U.S. Revolving Credit Commitment. Notwithstanding anything to the contrary contained in the Credit Agreement, on the First Amendment Conversion Date outstanding U.S. Revolving Credit Loans and U.S. Revolving Credit Loans made by Assuming Lenders, if any, shall be deemed to be reallocated (i) as Tranche A U.S. Revolving Credit Loans in an amount equal to the aggregate amount of U.S. Revolving Credit Loans of Tranche A U.S. Revolving Lenders immediately prior to the First Amendment Conversion Date; provided that any Assuming Lenders shall make available to the General Administrative Agent such amounts in immediately available funds as the General Administrative Agent shall determine, for the benefit of the other relevant Tranche A U.S. Revolving Lenders as being required in order to cause, after giving effect to the application of such amounts to make payments to such other relevant Tranche A U.S. Revolving Lenders, the Tranche A U.S. Revolving Credit Loans to be held ratably by all Tranche A U.S. Revolving Lenders in accordance with their respective Tranche A U.S. Revolving Credit Commitments and (ii) as Tranche B U.S. Revolving Credit Loans in an amount equal to the aggregate amount of U.S. Revolving Credit Loans of Tranche B U.S. Revolving Lenders immediately prior to the First Amendment Conversion Date. All such Loans deemed to be reallocated on the First Amendment Conversion Date (“U.S. Reallocated Loans”) will have initial Interest Periods commencing on the First Amendment Conversion Date and ending on the same dates as the Interest Periods applicable to the U.S. Reallocated Loans immediately prior to the First Amendment Conversion Date and will bear interest during such Interest Periods based on Eurodollar Rates that were applicable to the U.S. Reallocated Loans immediately prior to the First Amendment Conversion Date, which will be deemed to be the Eurodollar

Rates applicable to the U.S. Reallocated Loans hereunder on the First Amendment Conversion Date (but the Applicable Margins with respect to the U.S. Reallocated Loans will be as provided for in this Amendment). On the First Amendment Conversion Date, the General Administrative Agent shall effect such entries in the Register (and the U.S. Revolving Lenders will make such payments among themselves and to the U.S. Borrower and the General Administrative Agent as directed by the General Administrative Agent) so that, after giving effect thereto, each Tranche A U.S. Revolving Lender holds a principal amount of the U.S. Reallocated Loans (i.e., Tranche A U.S. Revolving Credit Loans) equal to the principal amount of Loans under the U.S. Revolving Credit Facility held by such Tranche A U.S. Revolving Lender and each Tranche B U.S. Revolving Credit Lender holds a principal amount of the U.S. Reallocated Loans (i.e., Tranche B U.S. Revolving Credit Loans) equal to the principal amount of Loans under the U.S. Revolving Credit Facility held by such Tranche B U.S. Revolving Lender. The U.S. Borrower also agrees to pay to the General Administrative Agent on the First Amendment Conversion Date in immediately available funds all accrued interest, fees and any other amounts owing in respect of the Refinanced Loans as of such date (excluding any amounts payable pursuant to Section 9.11 of the Existing Credit Agreement except as a result of prepayments funded from the proceeds of U.S. Revolving Credit Loans made by Assuming Lenders).
     In order to give effect to the allocation of the U.S. Revolving Credit Facility to the Tranche A U.S. Revolving Credit Facility and the Tranche B U.S. Revolving Credit Facility, defined terms and other provisions in the Credit Agreement relating to calculating availability, funding and outstandings under the Revolving Credit Commitments (including, without limitation, the definitions of “Aggregate Percentage”, “Aggregate U.S. Revolving Credit Outstandings” and “U.S. Revolving Credit Commitment”) shall be deemed to be amended as appropriate (as determined by the General Administrative Agent in its sole discretion in a manner consistent with this Amendment) to give effect to the intent of this Amendment.
          (d) As of the First Amendment Conversion Date, the Letter of Credit subfacility under the U.S. Revolving Credit Facility (reduced as provided in Section 3(j) below) shall be allocated to the Tranche A U.S. Revolving Credit Facility and the Tranche B U.S. Revolving Credit Facility as set forth in subsection 8.1(c) of the Credit Agreement. The Tranche A Letters of Credit and the Tranche B Letters of Credit together shall constitute the Letters of Credit. Any Letters of Credit outstanding on the First Amendment Conversion Date (“2008 Existing Letters of Credit”) shall on the First Amendment Conversion Date be deemed to be Tranche A Letters of Credit. The risk participations in 2008 Existing Letters of Credit shall be automatically adjusted such that (i) each Tranche A U.S. Revolving Lender shall have a risk participation in each such 2008 Existing Letter of Credit equal to its U.S. Revolving Credit Commitment Percentage and (ii) no Tranche B U.S. Revolving Lender shall have any risk participation in 2008 Existing Letters of Credit. The U.S. Borrower agrees to pay to the General Administrative Agent on the First Amendment Conversion Date in immediately available funds all accrued Letter of Credit fees and any other amounts owing in respect of the Existing Letters of Credit as of such date.
          (e) As of the First Amendment Conversion Date, the Swing Line subfacility under the U.S. Revolving Credit Facility (reduced as provided in Section 3(a)(viii) below) shall be allocated to the Tranche A U.S. Revolving Credit Facility. Any Swing Line Loans outstanding on the First Amendment Conversion Date (“Existing Swing Line Loans”) shall on the First Amendment Conversion Date be deemed to be outstanding under the Tranche A U.S. Revolving Credit Facility. The U.S. Borrower agrees to pay to the General Administrative Agent on the First Amendment Conversion Date in immediately available funds all accrued interest, fees and any other amounts owing in respect of Existing Swing Line Loans as of such date. In order to give effect to the allocation of the Swing Line subfacility to the Tranche A U.S. Revolving Credit Facility, references in applicable provisions of the Credit Agreement to U.S. Revolving Lenders shall be deemed to be references to Tranche A U.S. Revolving Lenders and references to U.S. Revolving Credit Loans shall be deemed to be references to Tranche A

U.S. Revolving Loans, in each case if appropriate (as determined by the General Administrative Agent in its sole discretion in a manner consistent with this Amendment).
          (f) (i) As of the First Amendment Conversion Date, each applicable Borrower shall repay the Multicurrency Loans (other than Swing Line Multicurrency Loans) of each Declining Lender (or its Counterpart Lender). Notwithstanding anything to the contrary contained in the Credit Agreement, on the First Amendment Conversion Date outstanding Multicurrency Loans, if any, shall be deemed to be reallocated (in the applicable currencies) to the extent required so that the Multicurrency Loans are held ratably by the Multicurrency Lenders based on their respective Multicurrency Commitment Percentage on the First Amendment Conversion Date. All such Loans (“Multicurrency Reallocated Loans”) will have initial Interest Periods commencing on the First Amendment Conversion Date and ending on the same dates as the Interest Periods applicable to the Multicurrency Reallocated Loans immediately prior to the First Amendment Conversion Date and will bear interest during such Interest Periods based on Eurocurrency Rates that were applicable to the Multicurrency Reallocated Loans immediately prior to the First Amendment Conversion Date, which will be deemed to be the Eurocurrency Rates applicable to the Multicurrency Reallocated Loans hereunder on the First Amendment Conversion Date (but the Applicable Margins with respect to the Multicurrency Reallocated Loans will be as provided for in this Amendment). On the First Amendment Conversion Date, the General Administrative Agent shall effect such entries in the Register (and the Multicurrency Lenders will make such payments among themselves and to the applicable Borrowers and the General Administrative Agent as directed by the General Administrative Agent) so that, after giving effect thereto, each Multicurrency Lender holds a principal amount of the Multicurrency Reallocated Loans equal to its ratable share of the Multicurrency Commitments on the First Amendment Conversion Date. Each applicable Borrower also agrees to pay to the General Administrative Agent on the First Amendment Conversion Date in immediately available funds all accrued interest, fees and any other amounts owing in respect of the Multicurrency Loans as of such date (including any amounts payable pursuant to Section 9.11 of the Existing Credit Agreement).
               (ii) As of the First Amendment Conversion Date, each applicable Borrower shall repay Loans under the Canadian Subfacility (“Canadian Loans”) of each Declining Lender (or its Counterpart Lender). Notwithstanding anything to the contrary contained in the Credit Agreement, on the First Amendment Conversion Date outstanding Canadian Loans, if any, shall be deemed to be reallocated to the extent required so that the Canadian Loans are held ratably by the Canadian Lenders based on their respective Canadian Revolving Credit Commitment Percentage on the First Amendment Conversion Date. All such Loans (“Canadian Reallocated Loans”) will bear interest based on the applicable Canadian Base Rate (but the Applicable Margins with respect to the Canadian Reallocated Loans will be as provided for in this Amendment). On the First Amendment Conversion Date, the General Administrative Agent shall effect such entries in the Register (and the Canadian Lenders will make such payments among themselves and to the Canadian Borrower and the General Administrative Agent as directed by the General Administrative Agent) so that, after giving effect thereto, each Canadian Lender holds a principal amount of the Canadian Reallocated Loans equal to its ratable share of the Canadian Revolving Credit Commitments on the First Amendment Conversion Date. The Canadian Borrower also agrees to pay to the General Administrative Agent on the First Amendment Conversion Date in immediately available funds all accrued interest, fees and any other amounts owing in respect of the Canadian Loans as of such date (including any amounts payable pursuant to Section 9.11 of the Existing Credit Agreement).
          (g) On March 23, 2010, the Borrowers shall repay all Tranche B U.S. Revolving Credit Loans and all other amounts owed under the Tranche B U.S. Revolving Credit Facility (including facility fees and Letter of Credit fees).
          (h) The aggregate principal amount of all Term Loans outstanding under the Existing Credit Agreement on the First Amendment Effective Date and the First Amendment Conversion Date, the

aggregate amount of all Revolving Credit Commitments (as reduced as provided in this Amendment) and the aggregate principal amount of all Revolving Credit Loans (except to the extent repaid pursuant to this Amendment) shall continue to be outstanding under the Credit Agreement and the terms of the Credit Agreement will govern the rights of the Borrowers and the Lenders with respect thereto.
          SECTION 3. Amendment of the Existing Credit Agreement. (a) Subsection 1.1 of the Existing Credit Agreement is hereby amended as follows:
               (i) by adding the following new definitions, to appear in proper alphabetical order:
          “Aggregate Available Tranche A U.S. Revolving Credit Commitments”: as at any date of determination with respect to all Tranche A U.S. Revolving Lenders, an amount in U.S. Dollars equal to the Available U.S. Revolving Credit Commitments of all Tranche A U.S. Revolving Lenders on such date.
          “Aggregate Available Tranche B U.S. Revolving Credit Commitments”: as at any date of determination with respect to all Tranche B U.S. Revolving Lenders, an amount in U.S. Dollars equal to the Available U.S. Revolving Credit Commitments of all Tranche B U.S. Revolving Lenders on such date.
          “Aggregate Tranche A U.S. Revolving Credit Commitments”: the aggregate amount of the Tranche A U.S. Revolving Credit Commitments of all Tranche A U.S. Revolving Lenders, as such amount may be increased pursuant to subsection 2.6.
          “Aggregate Tranche B U.S. Revolving Credit Commitments”: the aggregate amount of the Tranche B U.S. Revolving Credit Commitments of all Tranche B U.S. Revolving Lenders.
          “First Amendment”: the First Amendment dated as of June 27, 2008 to this Agreement.
          “First Amendment Conversion Date”: July 11, 2008 or such later date as agreed by the U.S. Borrower and the General Administrative Agent.
          “First Amendment Effective Date”: the date on which the conditions precedent set forth in Section 4 of the First Amendment shall have been satisfied, which date is July 3, 2008.
          “Requested U.S. Revolving Credit Loans”: as defined in subsection 2.5(b).
          “Tranche A Letter of Credit”: as defined in subsection 8.1(c).
          “Tranche A U.S. Dollar Funding Commitment Percentage”: as at any date of determination (after giving effect to the making and payment of any Loans made on such date pursuant to subsection 2.5), with respect to any Tranche A U.S. Revolving Lender, that percentage which the Available U.S. Revolving Credit Commitment of such Tranche A U.S. Revolving Lender then constitutes of the Aggregate Available Tranche A U.S. Revolving Credit Commitments.

          “Tranche A U.S. Revolving Credit Commitment”: as to any U.S. Revolving Lender at any time, its obligation to make U.S. Revolving Credit Loans that are Tranche A Revolving Credit Loans to, and/or participate in Swing Line Dollar Loans made to and Tranche A Letters of Credit issued for the account of, the U.S. Borrower and its Subsidiaries in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount set forth opposite such U.S. Revolving Lender’s name in Schedule I under the heading “Tranche A U.S. Revolving Credit Commitment”, as such amount may be reduced from time to time pursuant to subsection 2.4 and the other applicable provisions hereof.
          “Tranche A U.S. Revolving Credit Facility”: as defined in the First Amendment.
          “Tranche A U.S. Revolving Credit Loan”: as defined in the First Amendment.
          “Tranche A U.S. Revolving Lender”: the Lenders listed in Part A of Schedule I hereto which shall, in each case, have Tranche A U.S. Revolving Credit Commitments.
          “Tranche B Letter of Credit”: as defined in subsection 8.1(c).
          “Tranche B U.S. Dollar Funding Commitment Percentage”: as at any date of determination (after giving effect to the making and payment of any Loans made on such date pursuant to subsection 2.5), with respect to any Tranche B U.S. Revolving Lender, that percentage which the Available U.S. Revolving Credit Commitment of such Tranche B U.S. Revolving Lender then constitutes of the Aggregate Available Tranche B U.S. Revolving Credit Commitments.
          “Tranche B U.S. Revolving Credit Commitment”: as to any U.S. Revolving Lender at any time, its obligation to make U.S. Revolving Credit Loans that are Tranche B U.S. Revolving Credit Loans to, and/or participate in Tranche B Letters of Credit issued for the account of, the U.S. Borrower and its Subsidiaries in an aggregate amount not to exceed at any time outstanding the U.S. Dollar amount set forth opposite such U.S. Revolving Lender’s name in Schedule I under the heading “Tranche B U.S. Revolving Credit Commitment”, as such amount may be reduced from time to time pursuant to subsection 2.4 and the other applicable provisions hereof.
          “Tranche B U.S. Revolving Credit Facility”: as defined in the First Amendment.
          “Tranche B U.S. Revolving Credit Loan”: as defined in the First Amendment.
          “Tranche B U.S. Revolving Lender”: the Lenders listed in Part A of Schedule I hereto which shall, in each case, have Tranche B U.S. Revolving Credit Commitments.
               (ii) by deleting the definition of “Applicable Margin” and substituting therefor the following:

          “Applicable Margin”: (a) for each Extension of Credit under the Tranche B U.S. Revolving Credit Facility, the applicable rate per annum determined pursuant to clause (a) of the Pricing Grid, (b) for each Term Loan, the applicable rate per annum set forth in clause (b) of the Pricing Grid and (c) for each Extension of Credit other than an Extension of Credit under the Tranche B U.S. Revolving Credit Facility and Term Loans, the applicable rate per annum determined pursuant to clause (c) of the Pricing Grid.
               (iii) by deleting the definition of “Conversion Sharing Percentage” and substituting therefor the following:
               “Conversion Sharing Percentage”: on any date with respect to any U.S. Revolving Credit Lender and any Loans or Acceptances, as the case may be, outstanding in any currency other than U.S. Dollars, the percentage of such Loans or Acceptances, as the case may be, such that, after giving effect to the conversion of such Loans or Acceptances, as the case may be, to U.S. Dollars and the purchase and sale by the U.S. Revolving Credit Lenders of participating interests as contemplated by subsection 17.8, the Committed Revolving Outstandings Percentage of such U.S. Revolving Credit Lender will equal such U.S. Revolving Credit Lender’s U.S. Revolving Credit Commitment Percentage on such date (calculated immediately prior to giving effect to any termination or expiration of the U.S. Revolving Credit Commitments on the Conversion Date).
               (iv) by amending the definition of “Indebtedness” by adding at the end thereof the following:
Notwithstanding the foregoing, except for purposes of determining the Applicable Margin, Indebtedness shall not include at any time the foreign currency equivalent of up to $50,000,000 of obligations of the U.S. Borrower and its Subsidiaries in respect of Chinese Acceptance Notes. As used herein, “Chinese Acceptance Notes” means acceptance notes issued by Chinese banks in the ordinary course of business for the account of any direct or indirect Chinese Subsidiary of the U.S. Borrower to effect the current payment of goods and services in accordance with customary trade terms in China.
               (v) by amending clause (a) to the definition of “Pricing Grid” by (x) deleting the parenthetical and inserting in lieu thereof “(other than Extensions of Credit under the Tranche A U.S. Revolving Credit Facility and Term Loans)” and (y) deleting all references to “Multicurrency Loans”, “Canadian Base Rate Loans” and “Prime Rate Loans” in both clause (a), and the grid set forth in such clause (a).
               (vi) by adding the following clause (c) to the definition of “Pricing Grid”:
               (c) with respect to Extensions of Credit under the Tranche A U.S. Revolving Credit Facility, the Multicurrency Commitments and the Canadian Revolving Credit Commitments, as of the First Amendment Conversion Date, initially (i) 2.000% per annum in the case of Eurodollar Loans and Multicurrency Loans and (ii) 1.000% per annum in the case of ABR Loans, Canadian Base Rate Loans and Prime Rate Loans, in each case until the next Adjustment Date and then calculated as set forth below:

		Applicable Margin
			ABR Loans, Canadian
	Index Debt	Eurodollar/	Base Rate Loans and
Category	Rating Level	Multicurrency Loans	Prime Rate Loans	Facility Fee Rate

I	≥BB+ and ≥ Ba1	1.000%	0%	0.350%

II	≥BB or ≥ Ba2	1.250%	.250%	.500%

III	≥BB- or ≥ Ba3	1.750%	.750%	.500%

IV	≥B+ or ≥ B1	2.000%	1.000%	.500%

V	<B+ and <B1	2.250%	1.250%	.500%

               (vii) by amending the last paragraph in the definition of “Pricing Grid” by (i) adding “or Category V (in the case of clause (c) above)” at the end of each of the first and third sentences and (ii) replacing the last sentence at the end of such paragraph with the following:
In the case of Categories II through IV of clause (c) above, (a) if the Index Debt ratings by S&P and Moody’s differ by one Category, the applicable Category shall be determined based on the higher of the two ratings, (b) if the Index Debt ratings by S&P and Moody’s differ by two Categories, the applicable Category shall be one Category below the higher of the two ratings and (c) if the Index Debt ratings by S&P and Moody’s differ by more than two Categories, the applicable Category shall be two Categories below the higher of the two ratings.
               (viii) by amending the definitions of “Swing Line Dollar Commitment” and “Swing Line Multicurrency Commitment” by replacing in each definition the amount “$150,000,000” with the amount “$100,000,000”.
               (ix) by deleting the definition of “Revolving Credit Termination Date” and substituting therefor the following:
“Revolving Credit Termination Date”: (a) with respect to Revolving Credit Commitments other than Tranche B U.S. Revolving Credit Commitments, January 31, 2012 and (b) with respect to Tranche B U.S. Revolving Credit Commitments, March 23, 2010.
               (ix) by adding the following at the end of the definition of “U.S. Revolving Credit Commitment Percentage”:
The U.S. Revolving Credit Commitment Percentage for each Tranche A U.S. Revolving Lender will be calculated as if the Tranche B U.S. Revolving Credit Commitments were terminated, and the U.S. Revolving Credit Commitment Percentage for each Tranche B U.S. Revolving Lender will be calculated as if the Tranche A U.S. Revolving Credit Commitments were terminated. Notwithstanding the foregoing sentence, for purposes of Section 17.8 and the definition of “Conversion Sharing Percentage”, the U.S. Revolving Credit Commitment Percentage of each U.S. Revolving Lender shall be calculated on the basis of its share of the aggregate of the Tranche A U.S. Revolving Credit Commitments and the Tranche B U.S. Revolving Credit Commitments taken as a single class (as described in the first sentence of this definition) rather than on the basis of its share of the Tranche A U.S. Revolving Credit Commitments or the Tranche B U.S. Revolving Credit Commitments, as the case may be.
               (b) Subsection 2.1 of the Existing Credit Agreement is amended by inserting the following clause (c):
          (c) Notwithstanding the foregoing, on and after the First Amendment Conversion Date, U.S. Revolving Credit Loans shall either be Tranche A U.S. Revolving Credit Loans or Tranche B U.S. Revolving Credit Loans, as determined by the U.S. Borrower or as provided in Section 2(c) of the First Amendment, provided that (i) a Tranche A U.S. Revolving Lender shall only be required to make a Tranche A U.S. Revolving Credit Loan if, after giving effect thereto, (A) the Available U.S. Revolving Credit Commitment of each Tranche A U.S. Revolving Lender is greater than or equal to zero and (B) the Aggregate Total Revolving Outstandings of all Tranche A U.S. Lenders do not exceed the Aggregate Tranche A U.S. Revolving Credit Commitments and (ii) a Tranche B U.S. Revolving Lender shall only be required to make a Tranche B U.S. Revolving Credit Loan if, after giving effect thereto, (A) the Available U.S. Revolving Credit Commitment of each Tranche B U.S. Revolving Lender is greater than or equal to zero and (B) the Aggregate Total Revolving Outstandings of all Tranche B Lenders do not exceed the Aggregate Tranche B U.S. Revolving Credit Commitments. The U.S. Borrower shall specify in each borrowing notice pursuant to subsection 2.3 whether the requested U.S. Revolving Credit Loan shall be a Tranche A U.S. Revolving Credit Loan or a Tranche B U.S. Revolving Credit Loan, and such U.S. Revolving Credit Loan shall be funded on the basis of the Tranche A U.S. Dollar Funding Commitment Percentages or the Tranche B U.S. Dollar Funding Commitment Percentages, as applicable. All references in this Section 2 to U.S. Revolving Lenders shall on and after the First Amendment Conversion Date be deemed to be references to Tranche A U.S. Revolving Lenders in the case of a Tranche A U.S. Revolving Credit Loan or Tranche A U.S. Revolving Credit Commitment and to Tranche B U.S. Revolving Lenders in the case of a Tranche B U.S. Revolving Credit Loan or Tranche B U.S. Revolving Credit Commitment. The General Administrative Agent shall record in the Register maintained pursuant to subsection 17.6(d) and subsection 2.2(c) whether a U.S. Revolving Credit Loan made hereunder is a Tranche A U.S. Revolving Credit Loan or a Tranche B U.S. Revolving Credit Loan. The U.S. Borrower shall have the right to terminate or reduce the Tranche A U.S. Revolving Credit Commitments and the Tranche B U.S. Revolving Credit Commitments in accordance with subsection 2.4 without being required to make such termination or reduction pro rata between Tranche A U.S. Revolving Credit Commitments and Tranche B U.S. Revolving Credit Commitments (it being understood that the U.S. Borrower shall specify whether such termination or reduction shall apply to the Tranche A U.S. Revolving Credit Commitments or the Tranche B U.S. Revolving Credit Commitments). The facility fee under subsection 9.5 shall be payable to each Tranche B U.S. Revolving Lender with respect to its Tranche B U.S. Revolving Credit Commitments to but excluding the date the Tranche B U.S. Revolving Credit Commitments have terminated and the Obligations owed to Tranche B U.S. Revolving Lenders have been paid in full.
               (c) Subsection 2.3 of the Existing Credit Agreement is amended by (i) adding after the phrase “Aggregate Available U.S. Revolving Credit Commitments” in clause (A) of the second sentence of such subsection the phrase “under the Tranche A U.S. Revolving Credit Facility or Tranche B U.S. Revolving Credit Facility, as applicable,” and (ii) replacing the phrase

“U.S. Dollar Funding Commitment Percentage” with the phrase “Tranche A U.S. Dollar Funding Commitment Percentage or Tranche B U.S. Dollar Funding Commitment Percentage, as applicable,”.
               (d) Subsection 2.4 of the Existing Credit Agreement is amended by adding before the proviso the following phrase “, with such reductions being applied to the Tranche A U.S. Revolving Credit Commitments and/or Tranche B U.S. Revolving Credit Commitments as the U.S. Borrower determines in its sole discretion”.
               (e) Subsection 2.5(b) of the Existing Credit Agreement is replaced in its entirety with the following:
          If on any Borrowing Date on which a Borrower has requested the Multicurrency Lenders to make Multicurrency Loans (the “Requested Multicurrency Loans”) or the U.S. Revolving Lenders to make U.S. Revolving Credit Loans (the “Requested U.S. Revolving Credit Loans”), (i) the principal amount of the Requested Multicurrency Loans to be made by any Multicurrency Lender exceeds the Available Multicurrency Commitment of such Multicurrency Lender on such Borrowing Date (before giving effect to the making and payment of any Loans required to be made pursuant to this subsection 2.5 on such Borrowing Date) or the principal amount of the Requested U.S. Revolving Credit Loans to be made by any Multicurrency Lender exceeds the Available U.S. Revolving Credit Commitment of such Multicurrency Lender on such Borrowing Date (before giving effect to the making and payment of any Loans required to be made pursuant to this subsection 2.5 on such Borrowing Date) and (ii) the U.S. Dollar Equivalent of the amount of such excess is less than or equal to the aggregate Available U.S. Revolving Credit Commitments of all Non-Multicurrency Lenders (before giving effect to the making and payment of any Loans pursuant to this subsection 2.5 on such Borrowing Date), each Non-Multicurrency Lender shall make a U.S. Revolving Credit Loan to the U.S. Borrower on such Borrowing Date, and the proceeds of such U.S. Revolving Credit Loans shall be simultaneously applied to repay outstanding U.S. Revolving Credit Loans, Canadian Revolving Credit Loans and/or Multicurrency Loans of the Multicurrency Lenders or their Counterpart Lenders (as directed by the U.S. Borrower) in each case in amounts such that, after giving effect to (1) such borrowings and repayments and (2) the borrowing from the Multicurrency Lenders of the Requested Multicurrency Loans or the Requested U.S. Revolving Credit Loans, the Committed Revolving Outstandings Percentage of each U.S. Revolving Lender will equal (as nearly as possible) its U.S. Revolving Credit Commitment Percentage. To effect such borrowings and repayments, (x) not later than 12:00 Noon, New York City time, on such Borrowing Date, the proceeds of such U.S. Revolving Credit Loans shall be made available by each Non-Multicurrency Lender to the General Administrative Agent at its office specified in subsection 17.2 in U.S. Dollars and in immediately available funds and the General Administrative Agent shall apply the proceeds of such U.S. Revolving Credit Loans toward repayment of outstanding U.S. Revolving Credit Loans, Canadian Revolving Credit Loans and/or Multicurrency Loans of the Multicurrency Lenders or their Counterpart Lenders (as directed by the U.S. Borrower) and (y) concurrently with the repayment of such Loans on such Borrowing Date, (I) the Multicurrency Lenders shall, in accordance with the applicable provisions hereof, make the Requested Multicurrency Loans or the Requested U.S. Revolving Credit Loans, as the case may be, in an aggregate amount equal to the amount so requested by such Borrower (but not in any event greater than the Aggregate Available Multicurrency Commitments or the Aggregate Available U.S. Revolving Credit Commitments, as the case may be, after giving effect to the making of such repayment of any Loans on such Borrowing Date) and (II) the relevant Borrower shall pay to the General Administrative Agent for the account of the Lenders whose Loans to such Borrower are repaid on such Borrowing Date pursuant to this subsection 2.5 all interest accrued on the amounts repaid to the date of repayment, together with any amounts payable pursuant to subsection 9.11 in connection with such repayment.
               (f) Subsection 2.6 of the Existing Credit Agreement is amended by (i) replacing all references to “U.S. Revolving Credit Commitment” with the phrase “Tranche A U.S. Revolving Credit Commitment”, (ii) in the last sentence thereof, replacing (x) the phrase “U.S. Revolving Credit Loans” with the phrase “Tranche A U.S. Revolving Credit Loans” and (y) the phrase “U.S. Revolving Lenders” with “Tranche A U.S. Revolving Lenders” and (iii) replacing the amount “$2,500,000,000” in clause (b) with the amount “$1,200,000,000”.
               (g) Subsection 3.1 of the Existing Credit Agreement is amended by (i) inserting the phrase “(a)” at the beginning of such subsection before “Subject to the terms”, (ii) deleting clause (ii) in clause (b) of the new subsection 3.1(a) and substituting therefor “the Aggregate Total Revolving Outstandings of all Tranche A U.S. Revolving Lenders do not exceed the Aggregate Tranche A U.S. Revolving Credit Commitments” and (iii) inserting the following clause (b):
          (b) Notwithstanding the foregoing, on and after the First Amendment Conversion Date, all Swing Line Dollar Loans shall be made under the Tranche A U.S. Revolving Credit Facility, provided that the Swing Line Dollar Lender shall only be required to make a Swing Line Dollar Loan if, after giving effect thereto, (i) the Available U.S. Revolving Credit Commitment of each Tranche A U.S. Revolving Lender is greater than or equal to zero and (ii) the Aggregate Total Revolving Outstandings of all Tranche A U.S. Lenders do not exceed the Aggregate Tranche A U.S. Revolving Credit Commitments. All references in this Section 3 to U.S. Revolving Lenders or the U.S. Dollar Funding Commitment Percentage shall on and after the First Amendment Conversion Date be deemed to be references to Tranche A U.S. Revolving Lenders and the Tranche A U.S. Dollar Funding Commitment Percentage, respectively.
               (h) Subsections 3.4(a) and 3.5(a) of the Existing Credit Agreement is amended by (i) replacing all references to (x) “U.S. Revolving Credit Commitments” with the phrase “Tranche A U.S. Revolving Credit Commitments”, (y) “U.S. Revolving Credit Loans” with the phrase “Tranche A U.S. Revolving Credit Loans” and (z) “U.S. Revolving Lenders” with the phrase “Tranche A U.S. Revolving Lenders” and (ii) adding the following sentence at the end of subsection 3.5(a):
Each Tranche A U.S. Revolving Lender agrees and acknowledges that the obligation of the U.S. Revolving Lenders under this subsection 3.5 are obligations solely of the Tranche A U.S. Revolving Lenders.
               (i) Subsections 5.1, 6.1(a) and 7.1 of the Existing Credit Agreement are amended by deleting clause (iii) in each of subsections 5.1 and 7.1 and clause (ii) in subsection 6.1(a) and substituting in each case therefor “the Aggregate Total Revolving Outstandings of all Tranche A U.S. Revolving Lenders do not exceed the Aggregate Tranche A U.S. Revolving Credit Commitments”.

               (j) Subsection 8.1 of the Existing Credit Agreement is amended by (i) replacing the amount “$400,000,000” with the amount “$300,000,000” in clause (a) and (ii) inserting the following clause (c):
          (c) Notwithstanding the foregoing, on and after the First Amendment Conversion Date, Letters of Credit issued and outstanding hereunder shall either be issued and outstanding under the Tranche A U.S. Revolving Credit Facility (a “Tranche A Letter of Credit”) or issued and outstanding under the Tranche B U.S. Revolving Credit Facility (a “Tranche B Letter of Credit”), as requested by the U.S. Borrower, provided that (i) the aggregate face amount of all Letters of Credit outstanding at any time shall not exceed $300,000,000 and the aggregate face amount of all Tranche B Letters of Credit outstanding at any time shall not exceed $[___]2 and (ii) all Letters of Credit outstanding on the First Amendment Conversion Date shall be deemed to be Tranche A Letters of Credit. The U.S. Borrower shall specify in each Letter of Credit Application submitted to the Issuing Bank after the First Amendment Conversion Date whether the requested Letter of Credit shall be a Tranche A Letter of Credit or a Tranche B Letter of Credit. All references in this Section 8 (including, without limitation, subsection 8.3), in subsection 2.5(c), in the definition of “Participating Lender” in subsection 1.1 and in subsection 9.5(e) to U.S. Revolving Lenders shall from the First Amendment Conversion Date forward be deemed to be references to Tranche A U.S. Revolving Lenders in the case of a Tranche A Letter of Credit and to Tranche B U.S. Revolving Lenders in the case of a Tranche B Letter of Credit. No Tranche A U.S. Revolving Lender shall be required to take any Participating Interest, or to make any payments in respect of a Participating Interest, in any Tranche B Letter of Credit and no Tranche B U.S. Revolving Lender shall be required to take any Participating Interest, or to make any payments in respect of a Participating Interest, in any Tranche A Letter of Credit. Any Tranche B Letters of Credit outstanding on the Revolving Credit Termination Date for Tranche B U.S. Revolving Credit Commitments shall from such Revolving Credit Termination Date forward for all purposes be deemed to be Tranche A Letters of Credit.
               (k) Subsection 9.8 of the Existing Credit Agreement is amended by replacing clause (a)(i) with the following:
          (a) (i) Borrowings of U.S. Revolving Credit Loans, reductions of U.S. Revolving Credit Commitments and payments on account of principal of or interest on the U.S. Revolving Credit Loans hereunder shall not be required to be made pro rata between the Tranche A U.S. Revolving Credit Facility and the Tranche B U.S. Revolving Credit Facility. Except as provided in subsection 2.5 (A) each borrowing of Tranche A U.S. Revolving Credit Loans by the U.S. Borrower hereunder shall be made pro rata according to the Tranche A U.S. Dollar Funding Commitment Percentages of the Tranche A U.S. Revolving Lenders in effect on the date of such borrowing and (B) each borrowing of Tranche B U.S. Revolving Credit Loans by the U.S. Borrower hereunder shall be made pro rata according to the Tranche B U.S. Dollar Funding Commitment Percentages of the Tranche B U.S. Revolving Lenders in effect on the date of such borrowing. Each borrowing of Term Loans by the U.S. Borrower from the Term Lenders hereunder shall be made pro rata according to the Term Percentages of the Term Lenders

[2]	Relevant threshold is the dollar amount of the commitments of non-extending lenders in respect of the Letter of Credit subfacility immediately prior to the First Amendment Conversion Date.

in effect on the date of such borrowing. Each payment by the U.S. Borrower on account of any facility fee hereunder shall be allocated by the General Administrative Agent among the U.S. Revolving Lenders in accordance with the respective amounts which such U.S. Revolving Lenders are entitled to receive pursuant to subsection 9.5(a). Any reduction of the Tranche A U.S. Revolving Credit Commitments of the Tranche A U.S. Revolving Lenders shall be allocated by the General Administrative Agent among the Tranche A U.S. Revolving Lenders pro rata according to the U.S. Revolving Credit Commitment Percentages of the respective Tranche A U.S. Revolving Lenders. Any reduction of the Tranche B U.S. Revolving Credit Commitments of the Tranche B U.S. Revolving Lenders shall be allocated by the General Administrative Agent among the Tranche B U.S. Revolving Lenders pro rata according to the U.S. Revolving Credit Commitment Percentages of the respective Tranche B U.S. Revolving Lenders. Except as provided in subsection 2.5 or subsection 9.4(d), each payment (other than any optional prepayment) by the U.S. Borrower on account of principal of or interest on the Tranche A U.S. Revolving Credit Loans or Tranche B U.S. Revolving Credit Loans shall be allocated by the General Administrative Agent pro rata within the Tranche A U.S. Revolving Credit Loans or Tranche B U.S. Revolving Credit Loans, as applicable, according to the respective principal amounts thereof then due and owing to each Tranche A U.S. Revolving Lender or Tranche B U.S. Revolving Lender, as the case may be. Except as provided in subsection 2.5 or subsection 9.4(d), each payment (other than any optional prepayment) by the U.S. Borrower on account of principal of or interest on the CAF Advances shall be allocated by the General Administrative Agent pro rata according to the respective principal amounts thereof then due and owing to each U.S. Revolving Lender. Each optional prepayment by the U.S. Borrower on account of principal of or interest on the Tranche A U.S. Revolving Credit Loans or Tranche B U.S. Revolving Credit Loans shall be allocated by the General Administrative Agent pro rata within the Tranche A U.S. Revolving Credit Loans or Tranche B U.S. Revolving Credit Loans, as applicable, according to the respective outstanding principal amounts thereof. Each payment (including any optional prepayment) by the U.S. Borrower on account of principal of or interest on the Term Loans shall be allocated by the General Administrative Agent pro rata according to the respective principal amounts thereof then owing to each Term Lender. All payments (including prepayments) to be made by the U.S. Borrower hereunder (other than with respect to Multicurrency Loans), whether on account of principal, interest, fees or otherwise, shall be made without set-off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the General Administrative Agent, for the account of the applicable U.S. Revolving Lenders or the Term Lenders, as applicable, at the General Administrative Agent’s office specified in subsection 17.2, in Dollars and in immediately available funds. The General Administrative Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received.
               (l) Subsection 10.1 of the Existing Credit Agreement is amended by deleting it in its entirety and substituting in lieu thereof the following:
          The (i) audited consolidated balance sheet of the U.S. Borrower as of December 31, 2007 and the related statements of income and cash flow for the fiscal year ending on such date and (ii) unaudited consolidated balance sheet of the U.S. Borrower as of March 31, 2008 and the related statements of income and cash flow for the fiscal quarter ending on such date, each as heretofore furnished to the General Administrative Agent and the Lenders and certified by a Responsible Officer of the U.S. Borrower, are complete and correct in all material respects and fairly present the financial condition of the U.S.

Borrower on such date. All such financial statements, including the related schedules and notes thereto, have been prepared in conformity with GAAP applied on a consistent basis, and all liabilities, direct and contingent, of the U.S. Borrower on such date required to be disclosed pursuant to GAAP are disclosed in such financial statements, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.
               (m) Subsection 10.2 of the Existing Credit Agreement is amended by (i) deleting the phrase “As of the Restatement Date only” and replacing it with the phrase “As of the First Amendment Effective Date” and (ii) deleting the date “December 31, 2005” and substituting in lieu thereof the date “December 31, 2007”.
               (n) Subsection 13.3(a) of the Existing Credit Agreement is amended by replacing the phrase “4% of Consolidated Assets” with the phrase “5% of Consolidated Assets”.
               (o) Subsection 13.3(c)(ii) of the Existing Credit Agreement is amended by replacing the amount “$50,000,000” with the amount “$100,000,000”.
               (p) Subsection 13.5 of the Existing Credit Agreement is amended by deleting the portion from the phrase “(a) $25,000,000” until the end of that sentence and substituting in lieu thereof the following:
the sum of (i) $250,000,000 plus (ii) 50% of Consolidated Net Income of the U.S. Borrower and its Subsidiaries accrued during the period (treated as one accounting period) from the first day of the first fiscal quarter commencing after the First Amendment Effective Date to the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to subsection 12.1 plus (iii) 100% of the Net Cash Proceeds from the issuance and sale after the First Amendment Effective Date of common stock of the U.S. Borrower or other Capital Stock of the U.S. Borrower approved by the General Administrative Agent plus (iv) amounts required to be expended by the U.S. Borrower to make mandatory purchases of its Capital Stock pursuant to employee benefit plans.
               (q) Subsection 17.6(c) of the Existing Credit Agreement is amended by deleting clauses (i) — (viii) of the first proviso and substituting in lieu thereof the following:
(i) if any Tranche A U.S. Revolving Lender assigns a part of its rights and obligations under this Agreement in respect of its U.S. Revolving Credit Loans and/or U.S. Revolving Credit Commitment to an Assignee, such Tranche A U.S. Revolving Lender shall assign proportionate interests in its participations in the Swing Line Dollar Loans and Letters of Credit and other rights and obligations hereunder in respect of the Swing Line Dollar Loans and Letters of Credit to such Assignee, (ii) if any Tranche B U.S. Revolving Lender assigns a part of its rights and obligations under this Agreement in respect of its U.S. Revolving Credit Loans and/or U.S. Revolving Credit Commitment to an Assignee, such Tranche B U.S. Revolving Lender shall assign proportionate interests in its participations in the Letters of Credit and other rights and obligations hereunder in respect of the Letters of Credit to such Assignee, (iii) if any Multicurrency Lender assigns a part of its rights and obligations under this Agreement in respect of its Multicurrency Loans and/or Multicurrency Commitment to an Assignee, such Multicurrency Lender shall assign proportionate interests in its participations in the Swing Line Multicurrency Loans to such Assignee, (iv) in the case of any such assignment to any Assignee other than a Lender, an affiliate of a Lender or an Approved Fund, the aggregate amount of (x) any Term Loans being assigned shall not be less than $1,000,000 (or, if less, the then outstanding amount of Term Loans held by the assigning Term Lender) and (y) the U.S. Revolving Credit Commitment (or, if the U.S. Revolving Credit Commitments under the Tranche A U.S. Revolving Credit Facility or the Tranche B U.S. Revolving Credit Facility have terminated or expired, the aggregate principal amount of any U.S. Revolving Credit Loans and Participating Interests in Letters of Credit under such tranche) being assigned, the Multicurrency Commitment (or, if the Multicurrency Commitments have terminated or expired, the aggregate principal amount of any Multicurrency Loans) or the U.S. Dollar Equivalent of the aggregate amount of the Canadian Revolving Credit Commitment (or, if the Canadian Revolving Credit Commitments have terminated or expired, the aggregate amount of Canadian Revolving Credit Loans and Acceptance Reimbursement Obligations) being assigned shall not be less than $10,000,000 (or (1) if less, the then outstanding amount of such Commitments, Loans, Participating Interests and/or Acceptance Reimbursement Obligations or (2) such lesser amount as may be agreed by the U.S. Borrower and the Administrative Agents), and after giving effect to such assignment such assignor Lender, if it retains any U.S. Revolving Credit Commitment, shall retain a U.S. Revolving Credit Commitment, Canadian Revolving Credit Commitment or Multicurrency Commitment, as the case may be, of at least $10,000,000 (provided that such minimum assignment amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any), (v) in the case of any such assignment made by a Canadian Lender, such Assignee must be a resident of Canada for purposes of the Tax Act unless such assignment is made pursuant to subsection 17.8, (vi) except in connection with an assignment of Term Loans, such Assignee must be a Professional Market Party, (vii) with respect to an assignment of Term Loans, no consent of any Issuing Lender, the Canadian Administrative Agent, the Swing Line Dollar Lender or the Swing Line Multicurrency Lender shall be required, and (viii) with respect to an assignment of Term Loans to any Lender, any Affiliate thereof or an Approved Fund, no consent of the Borrower or the General Administrative Agent shall be required. Notwithstanding the foregoing, no U.S. Revolving Lender shall assign any rights or obligations under this Agreement in respect of U.S. Revolving Credit Loans and/or U.S. Revolving Credit Commitments to an Assignee if, after giving effect to such assignment, the sum of the Multicurrency Commitment and Canadian Revolving Credit Commitment of such assigning U.S. Revolving Lender (or its lending affiliate) would exceed the U.S. Revolving Credit Commitment of such assigning U.S. Revolving Lender. If the assigning Lender is a U.S. Revolving Lender with a Multicurrency Commitment or a Canadian Revolving Credit Commitment, the assigning Lender shall represent at the time of the assignment that after giving effect thereto the sum of its (or its lending affiliates’) Multicurrency Commitment and Canadian Revolving Credit Commitment will not exceed its U.S. Revolving Credit Commitment.
               (r) Subsection 17.8 of the Existing Credit Agreement is amended by inserting after the phrase “ABR Loans”, each time such phrase appears, the phrase “that are Tranche A U.S. Revolving Credit Loans”.
               (s) Exhibit J to the Existing Credit Agreement (Form of Assignment and Acceptance) is replaced in its entirety by the Form of Assignment and Acceptance included in Schedule II to this Amendment.

          SECTION 4. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived:
               (i) the General Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the U.S. Borrower, the other Borrowers, the Majority Lenders and Extending Lenders to the extent required by clause (vi) below; provided that any Lender may signify its consent to this Amendment by instead executing a “lender addendum” in a form as provided by the Administrative Agent;
               (ii) the General Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party signatory thereto;
               (iii) the General Administrative Agent shall have received (a) for distribution to each Term Lender which has delivered an executed counterpart of this Amendment to the General Administrative Agent on or prior to the First Amendment Effective Date, an amendment fee equal to 1.00% of such Term Lender’s outstanding Term Loans on the First Amendment Effective Date (it being agreed that the amendment fee is payable to a Term Lender only if such Term Lender has delivered an executed counterpart of this Amendment to the General Administrative Agent on or prior to the time that the General Administrative Agent has received executed counterparts of this Amendment from the Majority Lenders, as determined by the General Administrative Agent in its sole discretion) and (b) all other fees and amounts due and payable on or prior to the First Amendment Effective Date for which invoices have been presented, including all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document;
               (iv) the General Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the General Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party;
               (v) the General Administrative Agent shall have received evidence reasonably satisfactory to it that the U.S. Borrower has given an irrevocable call notice to redeem all 2009 Notes outstanding on the First Amendment Effective Date and has taken such other steps in connection with the redemption of the 2009 Notes as the General Administrative Agent may reasonably require; and
               (vi) the General Administrative Agent shall have received evidence reasonably satisfactory to it that the aggregate principal amount of the Tranche A U.S. Revolving Credit Commitments on the First Amendment Effective Date (after giving effect to the minimum Revolving Credit Commitment Reduction of 33.33% and any simultaneous addition of any new U.S. Revolving Lenders pursuant to Section 2.6 of the Existing Credit Agreement) will be not less than $700,000,000.
          SECTION 5. Fees Payable on the First Amendment Conversion Date. On the First Amendment Conversion Date, the U.S. Borrower shall pay to the General Administrative Agent, for distribution to each Extending Lender which has delivered an executed copy of this Amendment to the

General Administrative Agent on or prior to the First Amendment Conversion Date, an amendment fee equal to 1.25% of such Extending Lender’s U.S. Revolving Credit Commitments on the First Amendment Conversion Date (after giving effect to the Revolving Credit Commitment Reduction, if applicable).
          SECTION 6. Effect on the Loan Documents. (a) This Amendment shall not extinguish the Loans outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which shall remain outstanding after the First Amendment Effective Date and the First Amendment Conversion Date as modified hereby. Notwithstanding any provision of this Amendment, the provisions of subsections 9.10, 9.11, 9.12 and 17.5 of the Existing Credit Agreement as in effect immediately prior to the First Amendment Effective Date and the First Amendment Conversion Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the First Amendment Effective Date and the First Amendment Conversion Date as to which such provisions apply. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each Borrower hereby agrees, with respect to each Loan Document to which it is a party, that: (i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Amendment and (ii) all of the Liens and security interests created and arising under such Loan Document shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement.
          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          (c) Each Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.
          (d) On the First Amendment Conversion Date, Schedule I (Commitments) to the Existing Credit Agreement shall be amended as set forth in Schedule I hereto to reflect the Tranche A U.S. Revolving Credit Commitments and the Tranche B U.S. Revolving Credit Commitments and the reallocation of the Multicurrency Commitments and Canadian Revolving Credit Commitments.
          (e) Each Lender authorizes the General Administrative Agent to fill in and complete (i) the final Revolving Credit Commitment Reduction percentage in Section 2(b) above, (ii) the effective date in the definition of “First Amendment Effective Date”, (iii) the aggregate amount of the Tranche B Letter of Credit sublimit under Section 8.1(c) of the Credit Agreement and (iv) an updated Schedule I, in each case following the First Amendment Conversion Date.
          SECTION 7. Expenses. The U.S. Borrower agrees to pay or reimburse the General Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the General Administrative Agent.
          SECTION 8. Representations and Warranties. The U.S. Borrower hereby represents and warrants that (a) each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the First Amendment Effective Date (except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects as of such specified date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
          SECTION 9. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SUBSECTION 17.13 OF THE CREDIT AGREEMENT AS IF SUCH SUBSECTION WERE SET FORTH IN FULL HEREIN.
          SECTION 10. Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Existing Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the U.S. Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.
          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LEAR CORPORATION
By:
Name:
Title:

LEAR CANADA
By:
Name:
Title:

LEAR CORPORATION SWEDEN AB
By:
Name:
Title:

LEAR FINANCIAL SERVICES (NETHERLANDS) B.V.
By:
Name:
Title:

LEAR CORPORATION (UK) LIMITED
By:
Name:
Title:

LEAR CORPORATION MEXICO, S. DE R.L. DE C.V.
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as General Administrative Agent and as a Lender
By:
Name:
Title:

Signature page to First Amendment dated as of June 27, 2008 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

(Name of Lender)

By:

Name:
Title:

SCHEDULE I
COMMITMENTS
(A)	Tranche A U.S. Revolving Credit Commitment, Tranche B U.S. Revolving Credit Commitment and Multicurrency Commitment Amounts (U.S. Dollars)

U.S. Lender	U.S. Revolving Credit Commitment		Counterpart	Multicurrency
	Tranche A	Tranche B	Lender	Commitment

TOTAL				$400,000,000
(B)	Canadian Commitment Amounts (U.S. Dollars)

Canadian Lender	Canadian Revolving Credit	Counterpart Lender
	Commitment

TOTAL	$100,000,000

SCHEDULE II
FORM OF ASSIGNMENT AND ACCEPTANCE
          Reference is made to the Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit and Guarantee Agreement”), among LEAR CORPORATION, a Delaware corporation (the “U.S. Borrower”), LEAR CANADA, a general partnership formed under the laws of the province of Ontario, Canada (the “Canadian Borrower”), each FOREIGN SUBSIDIARY BORROWER (together with the U.S. Borrower and the Canadian Borrower, the “Borrowers”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), THE BANK OF NOVA SCOTIA, as Canadian administrative agent for the Lenders thereunder (in such capacity, the “Canadian Administrative Agent”), and JPMORGAN CHASE BANK, N.A., a national banking association, as general administrative agent for the Lenders thereunder (in such capacity, the “General Administrative Agent”, and together with the Canadian Administrative Agent, the “Administrative Agents”), and others. Unless otherwise defined herein, terms defined in the Credit and Guarantee Agreement and used herein shall have the meanings given to them in the Credit and Guarantee Agreement.
          The Assignor identified on Schedule 1 hereto (the “Assignor”) and the Assignee identified on Schedule 1 hereto (the “Assignee”) agree as follows:
          1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest set forth on Schedule 1 hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit and Guarantee Agreement with respect to those credit facilities contained in the Credit and Guarantee Agreement as are set forth on Schedule 1 hereto (individually, an “Assigned Facility”; collectively, the “Assigned Facilities”), in a principal amount and/or commitment amount for each Assigned Facility as set forth on Schedule 1 hereto.
          2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit and Guarantee Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit and Guarantee Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and that it is the legal and beneficial owner of the Assigned Interest; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers, any of their respective Subsidiaries, any other Loan Party or any other obligor or the performance or observance by the Borrowers, any of their respective Subsidiaries, any other Loan Party or any other obligor of any of their respective obligations under the Credit and Guarantee Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agents, upon request by the Assignee, exchange any attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agents exchange any attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).
          3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit and Guarantee Agreement, together with copies of the financial statements delivered pursuant to subsection 12.1 thereof,

2

the other Loan Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the General Administrative Agent, the Canadian Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit and Guarantee Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the General Administrative Agent and the Canadian Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit and Guarantee Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agents by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit and Guarantee Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit and Guarantee Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsections 9.12(b) and (f) of the Credit and Guarantee Agreement; and (f) represents and warrants that it is a Professional Market Party.
          4. The effective date of this Assignment and Acceptance shall be the date set forth on Schedule 1 hereto (the “Effective Date”). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agents for acceptance by them and recording by the Administrative Agents pursuant to the Credit and Guarantee Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agents, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agents).
          5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agents shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agents for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.
          6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit and Guarantee Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit and Guarantee Agreement.
          7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.
          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

SCHEDULE 1

Name of Assignor:
Name of Assignee:
And is an Affiliate/Approved Fund of
Effective Date of Assignment:

Aggregate Amount of
	all Lenders’	Amount of	Percentage of
Credit	Commitments and	Commitments and	Commitments and
Facility Assigned	Loans	Loans Assigned	Loans Assigned
[Tranche A U.S. Revolving Credit Commitment	$	$	%]
[Tranche B U.S. Revolving Credit Commitment	$	$	%]
[Multicurrency Commitment	$	$	%]
[Canadian Revolving Credit Commitment	$	$	%]
[Term Loans	$	$	%]
[The Assignor represents that, after giving effect to the assignment of the Assigned Interest, the sum of the Multicurrency Commitment and Canadian Revolving Credit Commitment of Assignor (or its lending affiliate) will not exceed the U.S. Revolving Credit Commitment of Assignor.]3
The Assignee (in the case of an Assignee that is not a Lender) agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

[NAME OF ASSIGNEE]		[NAME OF ASSIGNOR]

By:		By:

	Title:		Title:

[3]	Representation to be included in the case that the Assigned Facility is the Tranche A U.S. Revolving Credit Facility.

Accepted:

JPMORGAN CHASE BANK, N.A., as General Administrative Agent

By:

Title:

THE BANK OF NOVA SCOTIA, as Canadian Administrative Agent

By:

Title:

Consented to:

LEAR CORPORATION

By:

Title:[4]

JPMORGAN CHASE BANK, N.A., as General Administrative Agent

By:

Title:

[THE BANK OF NOVA SCOTIA, as Canadian Administrative Agent

By:

Title:][5]

[BANK OF AMERICA, N.A., as Swing Line Dollar Lender

By:

Title:][6]

[JPMORGAN CHASE BANK, N.A., as Swing Line Multicurrency Lender

By:

Title:][7]

[JPMORGAN CHASE BANK, N.A., as Issuing Lender

By:

Title:][8]

[4]	No consent required while an Event of Default is in existence.

[5]	Consent is required in the event of an assignment of Canadian Revolving Credit Commitments.

[6]	No consent required in the event of an assignment of a Term Loan.

[7]	Consent is required only in the event of an assignment of Multicurrency Commitments.

[8]	No consent required in the event of an assignment of a Term Loan.

ACKNOWLEDGEMENT AND CONSENT
     Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of June ___, 2008 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of April 25, 2006 (the “Existing Credit Agreement”), among LEAR CORPORATION, a Delaware corporation, certain Subsidiaries of LEAR CORPORATION, the several lenders from time to time parties thereto, the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as general administrative agent, and agrees with respect to each Loan Document to which it is a party:
     (a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment and its guarantee, if any, of the obligations, liabilities and indebtedness of the Loan Parties under the Existing Credit Agreement shall extend to and cover Extensions of Credit made under the Tranche A U.S. Revolving Credit Facility, MultiCurrency Loans and Canadian Revolving Credit Loans (each as extended pursuant to the Amendment) and interest thereon and fees and expenses and other obligations in respect thereof and in respect of commitments related thereto; and
     (b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continue in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents.
[Remainder of page intentionally left blank.]

[LOAN PARTIES]
By
Name:
Title: